Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Debtors : The Great Atlantic & Pacific Tea Company, Inc. et al. (1)
Case Number: Jointly Administered 10-24549 (RDD)

Monthly Operating Report for the Period:

August 14, 2011 to September 10, 2011

Debtors’ Address:

2 Paragon Drive

Montvale, NJ 07645

Net Loss: $63.6 million

Debtors’ Attorneys:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Telephone: (212) 446-4800

Facsimile: (212) 446-4900

James H.M. Sprayregen, P.C.

Paul M. Basta

Ray C. Schrock

and

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

Telephone: (312) 862-2000

Facsimile: (312) 862-2200

James J. Mazza, Jr.

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge. (2)

Date: October 28, 2011	/s/ Frederic F. Brace
Frederic F. Brace
Chief Administrative Officer,
Chief Restructuring Officer and
Chief Financial Officer

(1)          See Schedule 1 for a listing of Debtor by case number

(2)          All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

(1)          See Schedule 1 for a listing of Debtor by case number.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited – in thousands)

Four Weeks Ended
September 10, 2011

Sales	$551,443
Cost of merchandise sold	(396,100)
Gross margin	155,343
Store operating, general and administrative expense	(171,163)
Long-lived asset impairment	(23,965)
Loss from continuing operations before nonoperating income, interest expense and reorganization items, net	(39,785)
Nonoperating income	8
Interest expense	(16,925)
Reorganization items, net	(3,941)
Loss from continuing operations before income taxes	(60,643)
Provision for income taxes	(1,492)
Loss from continuing operations	(62,135)
Discontinued operations:
Loss from operations of discontinued businesses, net of income tax benefit of $1,464	(1,507)
Reorganization items, net of income tax provision of $7	(7)
Loss from discontinued operations	(1,514)
Net loss	$(63,649)

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

CONSOLIDATED BALANCE SHEET

(Unaudited – in thousands)

As of
September 10, 2011
ASSETS
Current assets:
Cash and cash equivalents	$301,569
Restricted cash	4,180
Accounts receivable, net of allowance for doubtful accounts of $5,371 at September 10, 2011	167,241
Inventories, net	398,586
Prepaid expenses and other current assets	42,989
Total current assets	914,565

Non-current assets:
Property:
Property owned, net	982,994
Property leased under capital leases, net	57,470
Property, net	1,040,464
Goodwill	110,412
Intangible assets, net	118,513
Other assets	156,351
Total assets	$2,340,305

LIABILITIES & STOCKHOLDERS’ DEFICIT
Current liabilities:
Debtor-in-possession credit agreement	$350,000
Current portion of obligations under capital leases	4,031
Current portion of real estate liabilities	607
Accounts payable	152,893
Book overdrafts	16,841
Accrued salaries, wages and benefits	99,570
Accrued taxes	35,896
Other accrued liabilities	79,753
Total current liabilities	739,591

Non-current liabilities:
Long-term obligations under capital leases	47,288
Long-term real estate liabilities	184,837
Deferred real estate income	16,758
Other non-current liabilities	123,557
Total liabilities not subject to compromise	1,112,031
Liabilities subject to compromise	2,469,399
Total liabilities	3,581,430

Series A redeemable preferred stock – no par value, $1,000 redemption value; authorized – 700,000 shares; issued – 179,020 shares at September 10, 2011	146,805

Stockholders’ deficit:
Common stock – $1 par value; authorized – 260,000,000 shares; issued and outstanding – 53,852,470 shares at September 10, 2011	53,852
Additional paid-in capital	509,621
Accumulated other comprehensive loss	(76,184)
Accumulated deficit	(1,875,219)
Total stockholders’ deficit	(1,387,930)
Total liabilities and stockholders’ deficit	$2,340,305

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited – in thousands)

Four Weeks Ended
September 10, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(63,649)
Adjustments to reconcile net loss to net cash provided by operating activities (see next page)	53,350
Changes in assets and liabilities:
Increase in receivables	(3,696)
Increase in inventories	(2,071)
Increase in prepaid expenses and other current assets	(4,948)
Increase in other assets	(2,375)
Increase in accounts payable	27,144
Increase in accrued salaries, wages and benefits, and taxes	5,336
Increase in other accruals	8,730
Decrease in other non-current liabilities	(2,771)
Payments for reorganization items	(1,072)
Other operating activities, net	139
Net cash provided by operating activities	14,117

CASH FLOWS FROM INVESTING ACTIVITIES:
Expenditures for property	(2,432)
Proceeds from disposal of property	767
Increase in restricted cash	(432)
Net cash used in investing activities	(2,097)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt	(15)
Principal payments on long-term real estate liabilities	(143)
Principal payments on capital leases	(798)
Decrease in book overdrafts	(2,687)
Payments of financing fees for debtor-in-possession financing	(81)
Net cash used in financing activities	(3,724)

Net increase in cash and cash equivalents	8,296
Cash and cash equivalents at beginning of period	293,273
Cash and cash equivalents at end of period	$301,569

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

CONSOLIDATED STATEMENT OF CASH FLOWS - CONTINUED

(Unaudited – in thousands)

ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

Four Weeks Ended
September 10, 2011

Depreciation and amortization	$13,840
Goodwill, trademark, and long lived asset impairment	23,965
Impairment of long-lived assets in the normal course of business	1,465
Nonoperating income	(8)
Non-cash interest expense	5,852
Stock compensation expense	1,018
Employee benefit related costs	(1,561)
LIFO adjustment	(1,122)
C&S contract effect	1,463
Self-insurance reserve	3,127
Adjustment to occupancy reserves	1,402
Non-cash occupancy charges for locations closed in the normal course of business	581
Amortization of deferred real estate income	(248)
Gain on disposal of owned property and write-down of property, net	(122)
Gain on sale of assets held for sale	(1,324)
Losses relating to Hurricane Irene	1,000
Reorganization items relating to continuing operations	3,941
Financing fees	81
Total adjustments to net loss	$53,350

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

1.     Background

General

The Great Atlantic & Pacific Tea Company, Inc. (“we,” “our,” “us” or “our Company”) is engaged in the retail food business.  Our Company operates stores under the following trade names: A&P®, SuperFresh®, Waldbaum’s®, Super Foodmart®, Food Basics®, The Food Emporium®, Best Cellars®, Best Cellars at A&P®, Pathmark® and Pathmark Sav-A-Center®.

Chapter 11 Reorganization Cases

On December 12, 2010, our Company and all of our U.S. subsidiaries (the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York in White Plains (the “Bankruptcy Court”), which are being jointly administered under case number 10-24549.   Management’s decision to initiate the Bankruptcy Filing was in response to, among other things, our Company’s deteriorating liquidity and management’s conclusion that the challenges of successfully implementing additional financing initiatives and of obtaining necessary cost concessions from our Company’s business and labor partners, was negatively impacting our Company’s ability to implement our previously announced turnaround strategy.  Our Company’s non-U.S. subsidiaries, which are immaterial on a consolidated basis and have no retail operations, were not part of the Bankruptcy Filing.

We are currently operating as debtors-in-possession pursuant to the Bankruptcy Filing and continuation of our Company as a going-concern is contingent upon, among other things, the Debtors’ ability (i) to comply with the terms and conditions of the DIP Credit Agreement described in Note 4 to this Monthly Operating Report; (ii) to develop a plan of reorganization and obtain confirmation of that plan under the Bankruptcy Code; (iii) to reduce debt and other liabilities through the bankruptcy process; (iv) to return to profitability, including by securing necessary near-term cost concessions from our business and labor partners; (v) to generate sufficient cash flow from operations; and (vi) to obtain financing sources to meet our future obligations.  The uncertainty regarding these matters raises substantial doubt about our ability to continue as a going concern.

2.     Basis of Presentation

Debtors-in-Possession Financial Statements

The unaudited consolidated financial statements and supplemental information contained herein represent the consolidated financial information for the Debtors as of and for the four weeks ended September 10, 2011. Non-Debtor subsidiaries are deemed to be immaterial on a consolidated basis and related income statement and balance sheet activity has been reported separately on Schedule 3 and Schedule 4 under the column “Foreign Non-Debtor”.

Our Company was required to apply the FASB’s provisions of Reorganizations effective on December 12, 2010, which is applicable to companies in chapter 11, which generally does not change the manner in which financial statements are prepared.  However, it does require that the financial statements for periods subsequent to the Bankruptcy Filing distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

The unaudited consolidated financial statements have been derived from the books and records of our Company. Certain financial information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), and upon the application of such procedures (such as tests for asset impairment), we believe that the financial information will be subject to changes, and these changes could be material. The financial information furnished in this report includes primarily normal recurring adjustments as well as all of the adjustments that would typically be made so that the quarterly financial statements are in accordance with U.S. GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been omitted. Therefore, this report should be read in conjunction with our Company’s audited consolidated financial statements on Form 10-K as of and for the period ended February 26, 2011 and for the interim periods on Form 10-Q as of and for the periods ended June 18, 2011 and September 10, 2011, respectively.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

The results of operations contained herein are not necessarily indicative of the results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of our Company in the future.

Intercompany Transactions

Intercompany transactions between Debtor entities, as well as between Debtor and Non-Debtor subsidiaries, include, but are not limited to, intercompany cash sweep arrangements, intercompany financing arrangements, intercompany wages and intercompany inventory procurement.  The intercompany financing agreements include two loans from two of the Non-Debtor foreign subsidiaries to Shopwell, Inc., a Debtor of our Company; a 3.562% loan due on May 27, 2013 with an outstanding balance of principal and interest of approximately $94.0 million from A&P Bermuda Limited and a 2.85% loan due on January 15, 2014 with an outstanding balance of principal and interest of approximately $0.1 million from APTEA Hungry Liquidity Management Limited Liability Company. Both loans were transferred from Shopwell, Inc. to The Great A&P Tea Company during June 2010 prior to the Bankruptcy Filing.

All payments between the Debtor and Non-Debtor entities have been stayed at this time and we did not record contractual interest expense subsequent to the Bankruptcy filing. The intercompany balances due to / from entities, as shown on individual entities’ balance sheets included in the accompanying Consolidating Balance Sheet, represent the accumulation of activity over time.  These balances between Debtor entities have not been eliminated in the accompanying Consolidating Balance Sheets. Certain intercompany transactions have been eliminated in the accompanying Consolidated Statement of Operations.  Intercompany balances between the Debtor and Non-Debtor entities have been shown net in the consolidated financial statements.

Interest Expense

We recorded all contractual interest on secured debt for the four weeks ended September 10, 2011. We recorded interest accretion expense for capital leases and real estate liabilities, self-insurance reserves, GHI and corporate owned life insurance (“COLI”) obligations. Although we have recorded interest accretion expense, we have not made a final determination as to the value of any underlying assets or the rejection/assumption of any of the obligations that we have not assumed.  Once a determination is made, the accretion of the interest expense may change. We did not record contractual interest expense of $2.9 million for unsecured debt which is subject to compromise for the four weeks ended September 10, 2011.  Debt discounts and deferred financing fees for all debt which is subject to compromise were reclassified into the carrying value of the respective indebtedness upon the Bankruptcy Filing and the balances were then adjusted to the face value of the debt.  As a result of this reclassification, we ceased amortization of deferred financing fees and discounts effective as of the Bankruptcy Filing date. Such amounts may need to be adjusted in future periods.

Taxes and Insurance

We received approval to pay pre-petition employee withholding obligations in addition to employment and wage related taxes, sales and use taxes, and certain other taxes due in the normal course of business through certain court orders. As such, we have paid the applicable taxes when due except for amounts that are in dispute.

All post-petition tax obligations to the proper taxing authorities are current.  Deferred tax liabilities of $31.5 million are included within “Other accrued liabilities” in the Consolidated Balance Sheet.  Pre-petition amounts for leases not yet assumed owed for our pro-rata portion of certain taxes for which we reimburse third parties have not been paid.

Additionally, all insurance premiums are current and all insurance policies are in force as of September 10, 2011.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

Other non-current liabilities

Other non-current liabilities are comprised of $61.9 million for Non-Debtor obligations for COLI, $24.1 million for step rent liability, $36.4 million for self-insurance reserves, $0.5 million for deferred income and $0.7 million for other items that were incurred subsequent to the Bankruptcy Filing.  These amounts are not subject to compromise under the Bankruptcy Filing.

3.     Hurricane Irene and Impact on our Company Stores

In August 2011, Hurricane Irene had a major effect on certain portions of the Northeast region and resulted in the significant interruption of business for eleven of our Company stores. As of September 10, 2011, nine of these stores had fully resumed operations. We are currently working to re-open one other store and the remaining impacted store is currently providing limited sales of merchandise.

We maintain insurance coverage for this type of loss which provides for reimbursement from losses resulting from property damage, loss of product as well as business interruption coverage. As of the balance sheet date, we were able to determine that we incurred impairment losses of $5.3 million for property, plant and equipment that was damaged as a result of the hurricane, as well as an inventory loss of $6.9 million. We also determined that we incurred $0.8 million in other related hurricane costs, which has been recorded in “Store operating, general and administrative expense” in our Consolidated Statement of Operations.

Our Company is currently assessing the remaining extent of our losses in the Northeast region and we expect to recover the losses caused by Hurricane Irene in excess of our estimated insurance deductible of approximately $1.0 million, which was recorded in “Store operating, general and administrative expense” in our Consolidated Statement of Operation during the four weeks ended September 10, 2011. We recorded approximately $12.0 million in receivable related to the amount we expect to recover for impairment and out-of-pocket expenses in excess of our estimated insurance deductible.

4.     DIP Credit Agreement

In connection with the Bankruptcy Filing, on December 13, 2010, the Bankruptcy Court entered its interim financing order, among other things, permitting us to enter into a Superpriority Debtor-in-Possession Credit Agreement as amended and restated in its entirety by that certain Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of December 21, 2010, further amended and restated in its entirety by that certain Second Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of January 10, 2011, further amended and restated in its entirety by that certain Third Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of January 13, 2011, further amended by that certain First Amendment to the Third Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of July 8, 2011, further amended (subsequent to the reporting period) by that certain Second Amendment to the Third Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of September 21, 2011 (the “Second Amendment to the DIP Credit Agreement”), as may be further amended, amended and restated, supplemented or otherwise modified from time to time (the “DIP Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (in such capacity, the “Agent”), the lenders from time to time party thereto (collectively, the “DIP Lenders”) and our Company and certain subsidiaries as borrowers thereunder.  On December 14, 2010, we satisfied all of the conditions to the effectiveness of the DIP Credit Agreement and to the initial closing thereunder and consummated the transactions contemplated thereunder including the refinancing in full of our Company’s and its applicable subsidiaries’ obligations under the pre-existing first lien credit facility. The Bankruptcy Court entered a final order approving the DIP Credit Agreement on January 11, 2011.  Pursuant to the terms of the DIP Credit Agreement:

•

the DIP Lenders agreed to lend up to $800.0 million in the form of a $350.0 million term loan and a $450.0 million revolving credit facility with a $250.0 million sublimit for letters of credit, in each case subject to the terms and conditions therein;

•

our Company’s and the Subsidiary Borrower’s obligations under the DIP Credit Agreement and the other specified loan documents are guaranteed by our Company’s certain other subsidiaries that are Debtors

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

(“Subsidiary Guarantors” and, together with our Company and the Subsidiary Borrowers, the “Loan Parties”); and

•

the Loan Parties’ obligations under the DIP Credit Agreement and such other specified loan documents are secured by a security interest in, and lien upon, substantially all of the Loan Parties’ existing and after-acquired personal and real property, having the priority and subject to the terms therein and in the order(s) entered into by the Bankruptcy Court, as applicable.

Our Company will have the option to have interest on the revolving loans under the revolving credit facility provided under the DIP Credit Agreement accrue at an alternate base rate plus 200 basis points or at adjusted LIBOR plus 300 basis points. Our Company will have the option to have interest on the term loan provided under the DIP Credit Agreement accrue at an alternate base rate plus 600 basis points or at adjusted LIBOR (with a floor of 175 basis points) plus 700 basis points. The DIP Credit Agreement limits, among other things, our Company’s and the other Loan Parties’ ability to (i) incur indebtedness, (ii) incur or create liens, (iii) dispose of assets, (iv) prepay certain indebtedness and make other restricted payments, (v) enter into sale and leaseback transactions and (vi) modify the terms of certain indebtedness and certain material contracts. Notably, however, the DIP Credit Agreement permits our Company to use the proceeds generated from the sale of the Southern Stores in the operation of our business rather than requiring us to use those proceeds to reduce the Loan Parties’ outstanding indebtedness under the DIP Credit Agreement.

The DIP Credit Agreement also contains certain financial covenants. The Second Amendment to the DIP Credit Agreement amended the covenants regarding minimum excess availability and minimum cumulative EBITDA. The Second Amendment to the DIP Credit Agreement changed the measurement intervals for minimum excess availability requirements and reduced the minimum cumulative EBITDA requirements to have them measured beginning with respect to the period ending December 31, 2011 rather than prior to such time as required by the DIP Credit Agreement, provided that if the Company has filed a Plan of Reorganization reasonably satisfactory to the DIP Lenders prior to December 31, 2011, the measurement period for the minimum cumulative EBITDA covenant will be measured beginning on February 25, 2012. The financial covenants, as amended by the Second Amendment to the DIP Credit Agreement, include a minimum excess availability covenant of $100.0 million (or $75.0 million at any time after December 31, 2011 but prior to the delivery of financial statements to the DIP Lenders for the period ended February 25, 2012, or $50.0 million at any time thereafter), minimum liquidity covenant of $100.0 million and minimum cumulative EBITDA covenant as defined in the DIP Credit Agreement.  Minimum cumulative EBITDA measured beginning on September 11, 2011 to and including the applicable date set forth in table below is as follows (in millions):

Date	Minimum Cumulative EBITDA
December 31, 2011	10.0
January 28, 2012	25.0
February 25, 2012	40.0
March 24, 2012	55.0
April 21, 2012	70.0
May 19, 2012	85.0
June 16, 2012	100.0

If we file a Plan of Reorganization with the Bankruptcy Court prior to January 30, 2012, the minimum EBITDA covenants for the respective periods ended December 31, 2011 and January 28, 2012 are waived.

Meeting our EBITDA covenant requires increasing levels of performance throughout the year, including the successful implementation of our business improvement initiatives. We previously entered into a definitive supply agreement with C&S to provide Services and as of the balance sheet date we are in the process of negotiating with union locals to obtain consensual modifications to collective bargaining agreements necessary for our successful reorganization. We may not achieve our minimum cumulative EBITDA covenant. A financial covenant violation could result in termination of the DIP Credit Agreement and/or termination of our access to funding thereunder. If either (or both) of

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

those were to occur, our Company could be without sufficient cash availability to meet our operating needs or satisfy our obligations as they fall due, in which instance we may be unable to successfully reorganize.

The DIP Credit Agreement matures upon the earliest to occur of (a) June 14, 2012, (b) the acceleration of the loans and the termination of the commitment thereunder, and (c) the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code, which for purposes hereof shall be no later than the effective date thereof) of a plan of reorganization that is confirmed pursuant to an order entered by the Bankruptcy Court.

5.              Reorganization Items, Net

Reorganization items represent amounts incurred as a direct result of the Bankruptcy Filing and was comprised of the following:

Four Weeks Ended
September 10, 2011
(in thousands)

Professional fees	$(3,898)
US Trustee fees	(83)
Write-off of balance sheet items related to rejected contracts, net - continuing operations	40
Reorganizations items, net – continuing operations	(3,941)
Provision for income taxes for reorganization items, net – discontinued operations	(7)
Total reorganization items, net	$(3,948)

Professional fees of approximately $3.9 million were accrued and $1.1 million were paid for the four weeks ended September 10, 2011.  U.S. Trustee fees of approximately $0.1 million were accrued for the four weeks ended September 10, 2011.

6.              Liabilities Subject to Compromise

As a result of the Bankruptcy Filing, the payment of pre-petition indebtedness is subject to compromise or other treatment under a Plan of Reorganization. Generally, actions to enforce or otherwise effect payment of pre-Bankruptcy Filing liabilities are stayed. Although payment of pre-petition claims generally is not permitted, the Bankruptcy Court granted the Debtor authority to pay certain pre-petition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of our Company’s businesses and assets. Among other things, the Bankruptcy Court authorized us to pay certain pre-petition claims relating to employee wages and benefits, customers, vendors, and suppliers.

We have been paying and intend to continue to pay undisputed post-petition claims in the normal course of business. In addition, we may reject pre-petition executory contracts and unexpired leases with respect to our operations, with the approval of the Bankruptcy Court. Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as “Liabilities subject to compromise” in our Consolidated Balance Sheets. We previously notified all known claimants subject to the bar date of their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against our Company must be filed if the claimants disagree with the amounts included in our schedule of assets and liabilities filed with the Bankruptcy Court and wish to receive any distribution in the Bankruptcy Filing. The bar date of June 17, 2011 set by the Bankruptcy Court has passed. Thus far, claimants filed over nine thousand claims against our Company, asserting approximately $27.9 billion worth of liabilities.  Our Company and our retained professionals are continuing to review and analyze the proofs of claim submitted by claimants and will investigate any material differences between these claims and liability amounts estimated by our Company. If necessary, in the event of a claims dispute, the Bankruptcy Court will make a final determination whether such claims should be allowed and, if so, the appropriate amount of such allowed claims. The ultimate amount of such liabilities is not determinable at this time.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

Pre-petition liabilities that are subject to compromise are required to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts.  The amounts currently classified as “Liabilities subject to compromise” may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.  We expect that certain amounts currently classified as “Liabilities subject to compromise” may in fact be paid in the normal course of business as they come due.  Any resulting changes in classification will be reflected in subsequent monthly operating reports.

Liabilities subject to compromise consist of the following (in thousands):

As of September 10, 2011
Accounts payable	$176,927
Accrued salaries, wages, and benefits	10,949
Self-insurance reserves	389,269
Closed locations reserves	3,011
Damages claim for rejected leases	186,751
Pension withdrawal liabilities	113,922
GHI contractual liability for employee benefits	101,846
Accrued occupancy related costs for open stores	22,766
Deferred income	33,941
Deferred real estate income	14,918
Accrued audit, legal and other	6,875
Accrued interest	49,845
Other postretirement and postemployment benefits	41,887
Other accruals	2,981
Pension plan benefits	130,085
Step rent liabilities	24,214
Unfavorable lease liabilities	795
Other noncurrent liabilities	10,123
5.125% Convertible Senior Notes, due June 15, 2011	165,000
Related Party Promissory Note, due August 18, 2011	10,000
9.125% Senior Notes, due December 15, 2011	12,840
6.750% Convertible Senior Notes, due December 15, 2012	255,000
11.375% Senior Secured Notes, due August 1, 2015	260,000
9.375% Notes, due August 1, 2039	200,000
Other debt	2,473
Obligations under capital leases	53,649
Real estate liabilities	189,332
Total liabilities subject to compromise	$2,469,399

Liabilities subject to compromise include liabilities related to pre-petition purchases and interest payments, some of which were scheduled for payment in the September 2011 period.  As a result, the September 2011 cash flows from operations were favorably affected by the stay of payment related to the liabilities.

Assumed leases

During the four weeks ended September 10, 2011, our Company assumed 13 real estate leases, including leases for subleased locations. In connection with the assumption of the leases, the related liability balances previously classified as “Liabilities subject to compromise” were reclassified to the respective balance sheet captions in our Consolidated Balance Sheet. In addition, all undisputed cure amounts related to these leases in the amount of $38,000 have been paid to the landlords.

Non-Debtor Financing Agreements

Intercompany financing agreements with foreign non-Debtor subsidiaries of $94.1 million are not reflected in the above liabilities subject to compromise table as these amounts were eliminated on a consolidated basis.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

7.              Post-petition Accounts Payable and Accrued Expenses

To the best of our knowledge, all undisputed post-petition accounts payable and accrued expenses have been paid, or are being paid under agreed-upon payment terms.

8.              Subsequent Events

On September 21, 2011, our Company and certain of its U.S. subsidiaries, each as a borrower, entered into the Second Amendment to the DIP Credit Agreement with the Agent and the DIP Lenders.  The Second Amendment to the DIP Credit Agreement changes the measurement intervals for Minimum Excess Availability (as defined in the DIP Credit Agreement) requirements and reduces its Minimum Cumulative EBITDA (as defined in the DIP Credit Agreement) requirements to have them measured beginning with respect to the period ending December 31, 2011 rather than prior to such time as required by the DIP Credit Agreement, provided that if our Company has filed a Plan of Reorganization reasonably satisfactory to the DIP Lenders prior to December 31, 2011, then the measurement period for the Minimum Cumulative EBITDA covenant will be measured beginning on February 25, 2012.

The above summary of material terms of the Second Amendment to the DIP Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety, by the complete text of the Second Amendment to the DIP Credit Agreement.

On September 26, 2011, our company assumed an additional 52 real estate leases, including leases for sub-leased locations.  Any resulting changes in the classification of related liability balances will be reflected in our subsequent monthly operating reports.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

SCHEDULE 1: SCHEDULE OF DISBURSEMENTS

Case Number:	Debtor Name:		Disbursements for the four weeks ended September 10, 2011:
087-10-24548	APW SUPERMARKETS, INC.		$29,788,330.62
087-10-24549	THE GREAT ATLANTIC & PACIFIC		105,066,203.73
087-10-24550	2008 BROADWAY, INC.		500.00
087-10-24551	AAL REALTY CORPORATION		—
087-10-24552	ADBRETT CORPORATION		—
087-10-24553	AMSTERDAM TRUCKING CORPORATION		—
087-10-24554	APW SUPERMARKET CORPORATION		—
087-10-24555	BERGEN STREET PATHMARK, INC.		—
087-10-24556	BEST CELLARS DC, INC.		—
087-10-24557	BEST CELLARS, INC.		138,599.75
087-10-24558	BEST CELLARS LICENSING, CORP.		—
087-10-24559	BEST CELLARS MASSACHUSETTS, INC.		79.93
087-10-24560	BEST CELLARS VA, INC.		12,776.30
087-10-24561	BEV, LTD		191,290.97
087-10-24562	BORMAN’S INC.		292,915.92
087-10-24563	BRIDGE STUART, INC.		—
087-10-24564	CLAY-PARK REALTY, CORP.		—
087-10-24565	COMPASS FOODS, INC.		—
087-10-24566	EAST BRUNSWICK STUART, LLC		—
087-10-24567	FARMER JACKS OF OHIO, INC.		—
087-10-24568	FOOD BASICS, INC.		5,887,418.90
087-10-24569	GRAMATAN FOODTOWN CORP.		—
087-10-24570	GRAPE FINDS AT DUPONT, INC.		—
087-10-24571	GRAPE FINDS LICENSING, CORP.		—
087-10-24572	GREENLAWN LAND DVLPMNT, CORP.		—
087-10-24573	HOPELAWN PROPERTY I, INC.		1,084.86
087-10-24574	KOHL’S FOOD STORES, INC.		—
087-10-24575	KWIK SAVE, INC.		—
087-10-24576	LANCASTER PIKE STUART, LLC		—
087-10-24577	LBRO REALTY, INC.		—
087-10-24578	MAC DADE BOULEVARD STUART, LLC		—
087-10-24579	MCLEAN AVENUE PLAZA, CORP.		—
087-10-24580	MILIK SERVICE COMPANY, LLC		—
087-10-24581	MONTVALE HOLDINGS, INC.		500.00
087-10-24582	N. JERSEY PROPERTIES, INC. VI		—
087-10-24583	ONPOINT, INC.		500.00
087-10-24584	PATHMARK STORE, INC.		94,632,692.06
087-10-24585	PLAINBRIDGE, LLC		386,243,555.54
087-10-24586	SEG STORES, INC.		11,652.79
087-10-24587	SHOPWELL, INC.		10,439,065.01
087-10-24588	SHOPWELL, INC.		—
087-10-24589	SPRING LANE PRODUCE CORP.		—
087-10-24590	SUPER FRESH FOOD MARKETS, INC.		14,971,457.23
087-10-24591	SUPER FRESH/SAV A CENTER, INC	.	5,733.17
087-10-24592	SUPER MARKET SERVICES, CORP.		—
087-10-24593	SUPER PLUS FOOD WAREHOUSE, INC.		—
087-10-24594	SUPERMARKETS OIL COMPANY, INC.		—
087-10-24595	THE FOOD EMPORIUM, INC.		—
087-10-24596	THE OLD WINE EMPORIUM		244,293.54
087-10-24597	THE S. DAKOTA GREAT ATLANTIC		—
087-10-24598	TRADEWELL FOODS OF CONN., INC.		586,043.26
087-10-24599	UPPER DARBY STUART, LLC		—
087-10-24600	WALDBAUM, INC.		1,670,463.03
087-10-24601	LO-LO DISCOUNT STORES, INC.		5,607.29
	GRAND TOTALS:		$650,190,763.90

Certain Debtor entities make disbursements on behalf of the other Debtor entities.  Every effort has been made to accurately represent the disbursements made on behalf of each affiliated debtor.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

SCHEDULE 2: DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?		✓
2.	Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period?	✓(a)
3.	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		✓
4.	Are worker compensation, general liability or other necessary insurance coverage expired or cancelled, or has the Debtor received notice of expiration or cancellation of such policies?		✓
5.	Is the Debtor delinquent in paying any insurance premium payment?		✓
6.	Have any payments been made on pre-petition liabilities this reporting period?	✓(b)
7.	Are any post-petition receivables (accounts, notes, or loans) due from related parties?		✓
8.	Are any post-petition payroll taxes past due?		✓
9.	Are any post-petition State or Federal income taxes past due?		✓
10.	Are any post-petition real estate taxes past due?		✓
11.	Are any other post-petition taxes past due?		✓
12.	Have any pre-petition taxes been paid during this reporting period?		✓
13.	Are any amounts owed to post-petition creditors delinquent?		✓
14.	Are any wage payments past due?	✓(c)
15.	Have any post-petition loans been received by the Debtor from any party?		✓
16.	Is the Debtor delinquent in paying any U.S. Trustee fees?		✓
17.	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		✓
18.	Have the owners or shareholder received any compensation outside of the normal course of business?		✓

Explanations to “Yes” answers:

(a)	Funds have been disbursed from Rule 501(c)3 non-profit organizations, affiliates of our Company, in the normal course of operations.
(b)	Payments made on certain pre-petition liabilities were made pursuant to various court orders.
(c)	Certain severance payments have not been made and have been classified as part of “Liabilities subject to compromise”; however, wage payments for existing employees are current.

(1) See Schedule 1 for a listing of Debtor by case number.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

SCHEDULE 3: CONSOLIDATING STATEMENTS OF OPERATIONS

FOR THE FOUR WEEKS ENDED SEPTEMBER 10, 2011

(Unaudited - in thousands)

	APW Supermarket	Bev LTD	Borman’s Inc	Shopwell	Super Fresh/Sav	Super Fresh	The Great A&P	The Old Wine	Tradewell Foods	Waldbaums Inc	US Food Basics	Pathmark Inc	Plainbridge
					-A-Center	Food Markets	Tea Co	Emporium

	10-24548	10-24561	10-24562	10-24587	10-24591	10-24590	10-245549	10-24596	10-24598	10-24600	10-24568	10-24584	10-24585
Sales	$92,408	$235	$-	$19,373	$-	$42,085	$147,789	$243	$1,212	$2,868	$17,697	$227,385	$-

Cost of merchandise sold	(65,187)	(188)	-	(10,994)	-	(29,206)	(104,717)	(194)	(803)	(2,145)	(14,534)	(168,042)	-

Gross margin	27,221	47	-	8,379	-	12,879	43,072	49	409	723	3,163	59,343	-

Store operating, general and administrative expense	(29,096)	(50)	3	(8,183)	5	(13,732)	(47,834)	(52)	(363)	(657)	(3,419)	(66,988)	(657)
Long-lived asset impairment	-	-	-	-	-	-	-	-	-	-	-	(23,965)	-

(Loss) income from continuing operations before nonoperating income, interest expense and reorganization items, net	(1,875)	(3)	3	196	5	(853)	(4,762)	(3)	46	66	(256)	(31,610)	(657)
Nonoperating income	-	-	-	-	-	-	8	-	-	-	-	-	-
Interest expense	(359)	-	-	-	-	(81)	(13,770)	-	-	(504)	(131)	(2,080)	-
Reorganization items, net	112	-	-	(51)	-	(56)	(3,989)	-	-	4	4	35	-
(Loss) income from continuing operations before provision for income taxes	(2,122)	(3)	3	145	5	(990)	(22,513)	(3)	46	(434)	(383)	(33,655)	(657)
Provision for income taxes	-	-	-	-	-	-	(1,492)	-	-	-	-	-	-

(Loss) income from continuing operations	(2,122)	(3)	3	145	5	(990)	(24,005)	(3)	46	(434)	(383)	(33,655)	(657)
(Loss) income from operations of discontinued businesses, net of tax benefit	-	-	(854)	-	(654)	-	1	-	-	-	-	-	-
Reorganization items, net of tax provision	-	-	(7)	-	-	-	-	-	-	-	-	-	-

(Loss) income from discontinued operations	-	-	(861)	-	(654)	-	1	-	-	-	-	-	-
Net (loss) income	$(2,122)	$(3)	$(858)	$145	$(649)	$(990)	$(24,004)	$(3)	$46	$(434)	$(383)	$(33,655)	$(657)

Case No. 10-245949 (RDD) Jointly Administered

16

E Brusnswick	Best Cellars	SEG	Best Cellars	Best Cellars of	Foreign	Total
			Mass Inc	Virgina Inc	Non-Debtor

10-24566	10-24557	10-24586	10-24559	10-24560
$-	$148	$-	$-	$-	$-	$551,443

-	(90)	-	-	-	-	(396,100)
-	58	-	-	-	-	155,343

(70)	(76)	11	(2)	7	(10)	(171,163)
-	-	-	-	-	-	(23,965)
(70)	(18)	11	(2)	7	(10)	(39,785)
-	-	-	-	-	-	8
-	-	-	-	-	-	(16,925)
-	-	-	-	-	-	(3,941)
(70)	(18)	11	(2)	7	(10)	(60,643)
-	-	-	-	-	-	(1,492)
(70)	(18)	11	(2)	7	(10)	(62,135)
-	-	-	-	-	-	(1,507)
-	-	-	-	-	-	(7)
-	-	-	-	-	-	(1,514)
$(70)	$(18)	$11	$(2)	$7	$(10)	$(63,649)

Case No. 10-245949 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR SEPTEMBER 2011

SCHEDULE 4: CONSOLIDATING BALANCE SHEETS

AS OF SEPTEMBER 10, 2011

(Unaudited - in thousands)

APW Supermarket	Bev LTD	Borman’s Inc	Farmer Jacks	Hopelawn	Kohl’s Food	Shopwell	Super Fresh/Sav	Super Fresh	The Great A&P	The Old Wine	Tradewell Foods	Waldbaums Inc	US Food Basics
			of Ohio	Property I Inc	Stores		-A-Center	Food Markets	Tea Co	Emporium

10-24548	10-24561	10-24562	10-24567	10-24573	10-24574	10-24587	10-24591	10-24590	10-245549	10-24596	10-24598	10-24600	10-24568

ASSETS
Current assets:
Cash and cash equivalents	$5,037	$11	$-	$-	$-	$-	$715	$-	$2,406	$270,399	$26	$26	$117	$780
Restricted cash	201	-	-	-	-	-	-	-	-	3,855	-	-	-	84
Accounts receivable, net	7,842	1	30	-	-	-	1,018	-	5,945	115,731	1	29	629	945
Inventories, net	58,342	498	-	-	-	-	8,114	-	29,266	132,771	474	715	2,086	9,689
Prepaid expenses and other current assets	3,714	8	-	-	-	-	3,970	-	1,629	22,345	7	86	630	471
Total current assets	75,136	518	30	-	-	-	13,817	-	39,246	545,101	508	856	3,462	11,969

Non-current assets:
Property
Property owned, net	109,503	373	481	-	-	-	29,002	-	53,295	200,763	30	818	19,865	26,070
Property leased under capital leases, net	-	-	-	-	-	-	-	-	-	4,862	-	-	-	-
Property, net	109,503	373	481	-	-	-	29,002	-	53,295	205,625	30	818	19,865	26,070
Goodwill	31,487	-	-	-	-	-	12,110	-	-	33,042	-	-	27,798	4,147
Intangible assets, net	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other assets	3,517	-	-	-	-	-	1,449	-	483	144,394	-	10	39	429
Total assets	$219,643	$891	$511	$-	$-	$-	$56,378	$-	$93,024	$928,162	$538	$1,684	$51,164	$42,615

LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Debtor-in-possession credit agreement	$-	$-	$-	$-	$-	$-	$-	$-	$-	$350,000	$-	$-	$-	$-
Current portion of obligations under capital leases	-	-	-	-	-	-	-	-	-	581	-	-	-	-
Current portion of real estate liabilities	580	-	-	-	-	-	-	-	71	39	-	-	-	(63)
Accounts payable	16,797	33	(1)	-	-	-	4,698	-	7,843	49,289	72	240	447	6,900
Book overdrafts	-	-	-	-	-	-	-	-	-	16,841	-	-	-	-
Accrued salaries, wages and benefits	12,924	-	-	-	-	-	2,764	-	7,321	43,562	8	155	283	483
Accrued taxes	3,444	1	-	-	-	-	1,450	-	710	23,794	22	20	33	454
Other accrued liabilities	5,448	13	-	-	-	-	754	(1)	2,076	156,533	2	194	442	880
Total current liabilities	39,193	47	(1)	-	-	-	9,666	(1)	18,021	640,639	104	609	1,205	8,654

Non-current liabilities:
Long-term obligations under capital leases	-	-	-	-	-	-	-	-	-	9,283	-	-	-	-
Long-term real estate liabilities	25,369	-	-	-	-	-	-	-	6,214	72,740	-	-	-	6,627
Deferred real estate income	4,937	-	-	-	-	-	-	-	1,621	5,798	-	1,127	2,628	28
Other non-current liabilities	8,133	-	-	-	-	-	3,953	-	1,329	106,322	-	399	21	30
Intercompany, net	(392,442)	2,121	147,006	37,144	20,318	(281,284)	(260,454)	(29,710)	219,065	(272,414)	1,016	(8,680)	(99,406)	91,245
Total liabilities not subject to compromise	(314,810)	2,168	147,005	37,144	20,318	(281,284)	(246,835)	(29,711)	246,250	562,368	1,120	(6,545)	(95,552)	106,584
Liabilities subject to compromise	119,460	44	60,434	9,554	1,400	4,370	29,314	8,736	38,640	1,933,681	10	422	5,740	16,011
Total liabilities	(195,350)	2,212	207,439	46,698	21,718	(276,914)	(217,521)	(20,975)	284,890	2,496,049	1,130	(6,123)	(89,812)	122,595

Series A redeemable preferred stock	-	-	-	-	-	-	-	-	-	146,805	-	-	-	-

Stockholders’ equity (deficit):
Common stock	-	-	-	-	-	-	-	-	-	53,852	-	-	-	-
Additional paid-in capital	291,299	-	78,031	-	-	31,200	70,209	-	13,419	(340,775)	-	-	685	-
Accumulated other comprehensive loss	-	-	-	-	-	-	-	-	-	(76,184)	-	-	-	-
Retained earnings (accumulated deficit)	123,694	(1,321)	(284,959)	(46,698)	(21,718)	245,714	203,690	20,975	(205,285)	(1,336,887)	(592)	7,807	140,291	(79,980)
Accumulated translation adjustment	-	-	-	-	-	-	-	-	-	(14,698)	-	-	-	-
Total stockholders’ equity (deficit)	414,993	(1,321)	(206,928)	(46,698)	(21,718)	276,914	273,899	20,975	(191,866)	(1,714,692)	(592)	7,807	140,976	(79,980)
Total liabilities and stockholders’ equity (deficit)	$219,643	$891	$511	$-	$-	$-	$56,378	$-	$93,024	$928,162	$538	$1,684	$51,164	$42,615

Case No. 10-245949 (RDD) Jointly Administered

17

																.
Pathmark Inc	Plainbridge	Delaware County	E Brusnswick	Best Cellars	SEG	Best Cellars	Best Cellars of	Grape Finds at	SMS	2008 B’Way	South Dakota	Bridge Stuart	Adbrett Corp	Bergen Street	Foreign		Total
		Dairies				Mass Inc	Virgina Inc	Dupont, Inc			Great A&P Tea	Inc		Pathmark Inc	Non-Debtor

10-24584	10-24585		10-24566	10-24557	10-24586	10-24559	10-24560	10-24570	10-24592	10-24550	10-24597	10-24563	10-24552	10-24555

$20,308	$-	$-	$-	$5	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1,739		$301,569

40	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		4,180
31,905	2,958	-	71	(3)	139	-	-	-	-	-	-	-	-	-	-		167,241
156,152	360	-	-	119	-	-	-	-	-	-	-	-	-	-	-		398,586
9,955	154	-	-	20	-	-	-	-	-	-	-	-	-	-	-		42,989
218,360	3,472	-	71	141	139	-	-	-	-	-	-	-	-	-	1,739		914,565

519,100	396	-	22,721	101	-	-	-	-	-	476	-	-	-	-	-		982,994
52,608	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		57,470
571,708	396	-	22,721	101	-	-	-	-	-	476	-	-	-	-	-		1,040,464
-	-	-	-	1,828	-	-	-	-	-	-	-	-	-	-	-		110,412
118,513	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		118,513
5,430	529	-	-	40	-	31	-	-	-	-	-	-	-	-	-		156,351
$914,011	$4,397	$-	$22,792	$2,110	$139	$31	$-	$-	$-	$476	$-	$-	$-	$-	$1,739		$2,340,305

$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-		$350,000
3,450	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		4,031
(20)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		607
46,987	19,425	-	-	107	-	1	2	(1)	-	-	-	-	-	-	54		152,893
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		16,841
31,779	289	-	-	2	-	-	-	-	-	-	-	-	-	-	-		99,570
5,852	-	-	-	71	-	-	-	-	50	-	-	(3)	-	(2)	-		35,896
7,503	1	-	-	1	-	-	9	(1)	-	1	-	-	-	-	(94,102)		79,753
95,551	19,715	-	-	181	-	1	11	(2)	50	1	-	(3)	-	(2)	(94,048)		739,591

38,005	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		47,288
73,887	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		184,837
619	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		16,758
711	-	-	-	-	-	-	-	-	-	-	-	-	-	-	2,659		123,557
1,536,637	(40,353)	(19)	19,961	2,436	(532)	325	499	121	(13,741)	(1,210)	(673,883)	232	(1,821)	782	(2,959)		-
1,745,410	(20,638)	(19)	19,961	2,617	(532)	326	510	119	(13,691)	(1,209)	(673,883)	229	(1,821)	780	(94,348)		1,112,031
235,727	5,606	-	-	26	73	5	146	-	-	-	-	-	-	-	-		2,469,399
1,981,137	(15,032)	(19)	19,961	2,643	(459)	331	656	119	(13,691)	(1,209)	(673,883)	229	(1,821)	780	(94,348)		3,581,430

-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		146,805

-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		53,852
-	-	-	-	-	-	-	-	-	52	454	329,010	-	-	-	36,037		509,621
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		(76,184)
(1,067,126)	19,429	19	2,831	(533)	598	(300)	(656)	(119)	13,639	1,231	344,873	(229)	1,821	(780)	45,352		(1,875,219)
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	14,698		-
(1,067,126)	19,429	19	2,831	(533)	598	(300)	(656)	(119)	13,691	1,685	673,883	(229)	1,821	(780)	96,087		(1,387,930)
$914,011	$4,397	$-	$22,792	$2,110	$139	$31	$-	$-	$-	$476	$-	$-	$-	$-	$1,739		$2,340,305

Case No 10-24549 (RDD) Jointly Administered